UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023 (January 1, 2023)

TCR2 THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38811	47-4152751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Binney Street
Suite 710
Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 949-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TCRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 1, 2023 and as unanimously decided by the Board of Directors (the “Board”) of TCR2 Therapeutics Inc. (the “Company”), Peter Olagunju was appointed as Chief Operating Officer of the Company. Mr. Olagunju previously served as the Company’s first Chief Technical Officer from August 5, 2021 until December 31, 2022 where he oversaw process development, manufacturing, quality control and technical operations for the Company’s TRuC-T cell programs and emerging pipeline. Prior to joining the Company, from March 2020 to July 2021, Mr. Olagunju was Senior Vice President of Technical Operations at FerGene Inc., where he led the technical operations function for the commercialization of a gene therapy for bladder cancer. Before that, from 2015 to March 2020, Mr. Olagunju held several roles of increasing responsibility at bluebird bio, Inc., including serving as Vice President of Global Patient Operations where he was the program lead and functional head of manufacturing supporting the European approval for ZYNTEGLO®, a transformational gene therapy for Transfusion dependent Thalassemia. Earlier in his career, he held senior positions in Commercial Technical Operations and served as the Head of Quality at Dendreon Corp. and ZymoGenetics, Inc.

Mr. Olagunju will be entitled to those severance and benefits provided in connection with his existing employment agreement with the Company, as described in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on September 1, 2022. In connection with his promotion to Chief Operating Officer, Mr. Olagunju’s annual base salary will be increased to $450,000 and he will be eligible for an annual bonus with a target amount of 40% of his base salary. Mr. Olagunju is also eligible to participate in the Company’s employee benefit plans available to its employees, subject to the terms of those plans.

Mr. Olagunju has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCR[2] Therapeutics Inc.

Date: January 3, 2023	By:	/s/ Eric Sullivan
Eric Sullivan Chief Financial Officer